Leases	6 Months Ended
Jun. 30, 2026
Leases [Abstract]
Leases
16.	Leases

Components of lease cost, weighted average remaining lease terms and discount rates of operating lease consist of the following:

	June 30, 2026	December 31, 2025
Lease assets and liabilities
Operating lease right-of-use assets, net	$5,810,975	$6,007,527
Operating lease liabilities-current	-	641,564
Operating lease liabilities-noncurrent	3,042,152	3,301,395
Operating lease liabilities-total	3,042,152	3,942,959

	Six Months Ended June 30,
	2026	2025
Lease expenses
Operating lease expenses-Selling, general & admin portion	$15,073	$8,765
Operating lease expenses-Manufacturing costs	99,422	71,102
Total	$114,495	$79,867

Other Information
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows – operating leases	$(757,286)	$(465,891)

Weighted average remaining lease term (in years)
Operating leases	29.50	1.50

Average discount rate
Operating leases	8.03%	5.99%

Operating Leases
Future minimum lease payments
For the year ending December 31,
2026 (6 months remaining)	$-
2027	-
2028	3,665,510
2029	-
2030	-
2031	-
Thereafter	-
Total	3,665,510
Less: interest	623,358
Present value of lease liabilities	$3,042,152

During the year ended December 31, 2025, the Company modified its existing operating lease agreement for land located in San Rafael, Bulacan, Philippines. The modification effectively extended the lease period, resulting in a new non-cancellable term expiring on December 31, 2055.

In accordance with ASC 842, this extension was accounted for as a lease modification. Consequently, the Company remeasured the lease liability based on the extended future minimum lease payments and recognized a corresponding adjustment to the operating lease right-of-use (ROU) asset. Following this remeasurement, the total operating lease ROU asset and corresponding lease liability for this property were approximately $5.75 million. The modified lease agreement does not include additional options to extend the lease term.